UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 24, 2011 (October 18, 2011)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to Vote of Security Holders
The Annual Meeting of Share Owners of Kimball International, Inc. (the "Company") was held on October 18, 2011, and the following items were voted on by Share Owners:

a. The Board of Directors of the Company was elected in its entirety, based on the following election results:

Nominees as Directors by Holders of Class A Common Stock	Votes For (1)	Votes Withheld	Broker Non-Votes
Douglas A. Habig	8,978,526	35,258	135,523
James C. Thyen	8,643,824	369,960	135,523
Christine M. Vujovich	8,454,868	558,916	135,523
Harry W. Bowman	8,441,456	572,328	135,523
Geoffrey L. Stringer	8,441,456	572,328	135,523
Thomas J. Tischhauser	8,642,636	371,148	135,523
(1) Votes for nominees as Directors by holders of Class A Common Stock represented an average of 83% of the total 10,330,236 Class A shares outstanding and eligible to vote.

Nominees as Directors by Holders of Class B Common Stock	Votes For (2)	Votes Withheld	Broker Non-Votes
Dr. Jack R. Wentworth	17,385,043	2,505,466	—
(2) Votes for nominee as Director by holders of Class B Common Stock represented 63% of the total 27,419,652 Class B shares outstanding and eligible to vote.

b. The appointment of the Deloitte Entities, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ended June 30, 2012 was approved by holders of Class A Common Stock based on the following voting results:

Votes For (3)	Votes Against	Votes Abstaining
9,117,216	163	31,928
(3) Votes for the appointment of the Deloitte Entities as the Company's independent auditors represented 88% of the total 10,330,236 Class A shares outstanding and eligible to vote.

c. The non-binding advisory vote to approve the compensation paid to the Company's Named Executive Officers was approved by holders of Class A Common Stock based on the following voting results:

Votes For (4)	Votes Against	Votes Abstaining	Broker Non-Votes
8,625,238	372,519	16,027	135,523
(4) Non-binding advisory votes for the approval of the compensation paid to the Company's Named Executive Officers represented 83% of the total 10,330,236 Class A shares outstanding and eligible to vote.

d. The non-binding advisory vote by holders of Class A Common Stock on the frequency of future advisory votes on executive compensation was as follows:

One Year	Two Years	Three Years (5)	Votes Abstaining	Broker Non-Votes
983,749	2,249	8,012,044	15,742	135,523
(5) Non-binding advisory votes cast for a three year frequency for future advisory votes on executive compensation represented 78% of the total 10,330,236 Class A shares outstanding and eligible to vote.

Consistent with a majority of the votes cast on proposal (d), the Board of Directors has determined that Kimball International, Inc. will hold an advisory vote on executive compensation every three years until the next required advisory vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer

Date: October 24, 2011